UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 14, 2005

ICON CASH FLOW PARTNERS, L.P., SERIES E

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27912	13-3635208
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identifcation No.)

100 Fifth Avenue, 10th Floor

New York, New York 10011

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(Address of principal executive offices) (Zip Code)

(212) 418-4700

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ICON Cash Flow Partners, L.P., Series E (the “Partnership”), hereby amends its Current Report on Form 8-K dated June 14, 2005 to provide the required pro forma financial statements of the Partnership relating to the sale by the Partnership’s majority owned subsidiary, ICON Cash Flow Partners, L.L.C., of an aircraft as described in such Current Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

The following financial statements of the Partnership are submitted at the end of this Form 8-K/A and are filed herewith and incorporated herein by reference.

(1)	Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2005 (unaudited)
(2)	Notes to Pro Forma Consolidated Financial Statements June 30, 2005 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON Cash Flow Partners, L.P., Series E

By: ICON Capital Corp, its General Partner

Dated: August 18, 2005

By:	/s/ Thomas W. Martin
Thomas W. Martin
Executive Vice President

9.01 (b)	PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The following unaudited pro forma consolidated results of operations relate to the sale of an aircraft that had been on lease with Aerovias de Mexico, S.A. de C.V. The consolidated results of operations are for the six months ended June 30, 2005 and assume the sale occurred at January 1, 2005. The pro forma information is for informational purposes only and may not necessarily reflect the results of operations had this equipment been sold as of January 1, 2005.

ICON Cash Flow Partners L.L.C. (the “Company”), an entity which is owned 99% by ICON Cash Flow Partners, L.P. Series E, sold its only asset, a McDonnell Douglas MD-83 aircraft, which had been on lease to Aerovias de Mexico, SA de C.V. The Company sold the aircraft to FINOVA Capital Corporation in exchange for the cancellation of the outstanding balance of non-recourse debt and accrued interest owed to FINOVA in the amount of $9,831,774.

ICON Cash Flow Partners, L.P., Series E

(A Delaware Limited Liability Company)

Pro Forma Consolidated Statement of Operations

Six Months Ended June 30, 2005

(Unaudited)

	June 30, 2005	Pro Forma		June 30, 2005
	(Historical)	Adjustments		(Pro Forma)
Revenue:
Rental income	$388,595	$(365,000)	(1)	$23,595
Finance income	6,825			6,825
Net gain on sales of equipment	261,585	(181,541)	(2)	80,044
Loss from investments in joint venture	(16,362)			(16,362)
Interest and other income	2,283			2,283

Total revenue	642,926	(546,541)		96,385
Expenses:
Impairment loss	634,798			634,798
Interest	522,367	(522,367)	(1)	-
General and administrative	61,618			61,618
Management fees - General Partner	25,658			25,658
Administrative expense reimbursements -
General Partner	27,983			27,983
Minority interest	242	(242)	(1)	-

Total expenses	1,272,666	(522,609)		750,057

Net loss	$(629,740)	$(23,932)		$(653,672)
Net loss allocable to:
Limited Partners	$(623,443)	$(23,693)		$(647,135)
General Partner	(6,297)	(239)		(6,537)

	$(629,740)	$(23,932)		$(653,672)
Weighted average number of
limited partnership units outstanding	607,856	607,856		607,856
Net loss per weighted average
limited partnership unit	$(1.03)	$(0.04)		$(1.06)

ICON Cash Flow Partners, L.P., Series E

(A Delaware Limited Liability Company)

Notes to Pro Forma Consolidated Financial Statements

June 30, 2005

(Unaudited)

Note 1 – The pro forma adjustments relating to the sale of the aircraft to the results of operations for the six months ended June 30, 2005 are as follows:

(1)	To remove operating income and expenses of the aircraft.

(2)	To remove gain on sale of the aircraft.